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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) CORE
               GROWTH FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom-up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -36.57%, Class B shares -37.01%, Class C shares -36.99%, and Class I shares -36.39%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -45.32% return over the same period for the fund's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -41.90%.

Q.  WHY WAS PERFORMANCE SO NEGATIVE OVER THE PERIOD?

A. The main driver of our performance was a very negative market environment, which we believe was brought on by the combination of weaker earnings and falling valuations. We believe earnings growth faltered as a result of interest rate increases by the Federal Reserve Board (the Fed) back in 2000, rising energy prices, and a strong dollar. This hurt expectations for future growth, leading to a major valuation correction in the stock market.

    Growth stocks underperformed the broad market, and as a large-cap growth fund, we were squarely in the cross-hairs of some of the worst-performing parts of the market. In addition, we had an unusual situation in which the two largest growth sectors in the market -- technology and health care -- both dropped precipitously.

Q.  WHY IS THE FUND STILL INVESTED IN MARKET SECTORS THAT HAVE PERFORMED SO
    POORLY?

A. Our focus, and our mandate in the fund's prospectus, is to be fully invested in large-cap growth stocks. That means we invest in stocks of large companies we think will generate above-average long-term earnings and cash flow growth. Typically, these are companies that our research indicates are generating revenue growth, gaining market share, and expanding profit margins by offering new products or services. Our experience has been that the faster pace of innovation in technology and health care has historically tended to drive higher long-term growth for successful companies in these sectors.

    This was a period in which very few stocks in our investment universe delivered positive performance. Still, we felt the best strategy was to stay true to our style, using weakness in the market to try to position the portfolio for a more favorable environment for growth stocks.

    Our investment process remains unchanged. We rely upon our Original Research
    (SM) process to try to uncover opportunities. We use our valuation discipline, together with diversification across sectors and industries, to help control risk. And we try to stay fully invested, as opposed to going to a large cash position in a difficult market -- because we think our expertise lies in picking stocks, not in making an asset allocation decision to be in or out of the market. In addition, our experience has been that difficult markets can offer great opportunities.

Q. COULD YOU ELABORATE ON THAT LAST POINT -- IS THERE A SILVER LINING IN THE MARKET DOWNTURN WE'VE BEEN EXPERIENCING FOR MORE THAN A YEAR?

A. Yes, we think the silver lining is that stock valuations have been reined in significantly and that has allowed us to buy what we feel are strong companies at attractive prices. We think some companies will emerge from this period as better, stronger competitors. We are looking to buy their stocks at valuations that do not, in our estimation, reflect their future prospects.

    We've certainly been in a difficult environment. However, history suggests that periods when the Fed has eased interest rates -- as it has done several times already this year -- have tended to be followed by an upturn in the economy and an acceleration in earnings growth. If you believe that will happen again, as we do, we think a good strategy is to buy into the companies you believe in before the market turns. Our experience has been that when it becomes apparent that earnings are improving, it's too late because the market has already anticipated the improvement, and moved in an upward direction.

Q.  IN WHAT SPECIFIC AREAS HAVE YOU FOUND OPPORTUNITY?

A. The opportunities we've found have been well diversified across industries, but they fall into two general categories. One is companies that we think have done pretty well given the difficult environment but have been underappreciated by the market. The other category is companies that are experiencing near-term difficulties but that we think have strong long-term potential if the economy turns around.

    Tyco International, for example, is a company we feel has been underappreciated by the market. Tyco is a diversified manufacturing and service company whose businesses include electronics, medical supplies, and fire detection and suppression. The company has been able to show good earnings even in tough economic environments, and we have a great deal of respect for its management team. But its stock appears to have been held back by investor worries about its exposure to the electronics market. We think that caused the stock to be undervalued relative to the company's true growth and earnings prospects, and we saw that as a buying opportunity.

    In the latter half of the period, we also established or increased positions in several consumer staples firms that we felt offered attractive relative earnings strength. We felt new management at Gillette, the maker of shaving products and Duracell batteries, would help turn around a world-class business that had suffered in recent years. Quaker Oats, another fund holding, was acquired by PepsiCo. We believed that combining the strengths of these two franchises would enhance Pepsi's ability to deliver long-term, sustainable growth. Our positions in both Gillette and PepsiCo delivered positive results for the fund over the period.

    Viacom, on the other hand, is an example of a holding that struggled over the period but that we think represents a long-term opportunity. Viacom is a diversified media company whose holdings include the CBS and MTV television networks, the Infinity Broadcasting group of radio stations, Paramount Pictures, and a majority interest in the Blockbuster video rental chain. Viacom's income is largely dependent on advertising, and its stock has suffered as firms across the economy have cut ad spending during the downturn.

    We saw the pullback in Viacom stock as an opportunity to increase our position. Our experience in previous downturns has been that ad spending was one of the first areas to revive in a recovering economy. We believe that Viacom has strong management and commanding market shares in many of its businesses, and those factors could position it to do well if the market turns upward.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Note to Shareholders: Effective with this report, the Russell 1000 Growth Index (the Russell 1000) replaces the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. We believe the Russell 1000 more accurately reflects our growth discipline, while the S&P 500 includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1996

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1996
                                 CLASS B  DECEMBER 31, 1999
                                 CLASS C  DECEMBER 31, 1999
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $233.2 MILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2001. Index information is from January 1, 1996.)

               MFS Core Growth     Standard & Poor's     Russell 1000
               Fund - Class A       500 Stock Index      Growth Index
"1/96"            $ 9,425              $10,000             $10,000
"8/96"             11,621               10,745              10,823
"8/97"             16,876               15,113              15,084
"8/98"             18,353               16,336              16,329
"8/99"             28,323               22,842              24,221
"8/00"             42,876               26,570              32,325
"8/01"             27,198               20,090              17,674

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -36.57%    +48.20%   +134.04%   +188.57%
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Average Annual Total Return
  Excluding Sales Charge              -36.57%    +14.01%   + 18.54%   + 20.58%
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Average Annual Total Return
  Including Sales Charge              -40.21%    +11.78%   + 17.14%   + 19.33%
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CLASS B
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -37.01%    +46.63%   +131.57%   +185.53%
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Average Annual Total Return
  Excluding Sales Charge              -37.01%    +13.61%   + 18.29%   + 20.35%
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Average Annual Total Return
  Including Sales Charge              -39.45%    +12.83%   + 18.08%   + 20.28%
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CLASS C
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -36.99%    +46.77%   +131.79%   +185.80%
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Average Annual Total Return
  Excluding Sales Charge              -36.99%    +13.64%   + 18.31%   + 20.37%
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Average Annual Total Return
  Including Sales Charge              -37.60%    +13.64%   + 18.31%   + 20.37%
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CLASS I
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -36.39%    +49.05%   +135.69%   +190.61%
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Average Annual Total Return
  Excluding Sales Charge              -36.39%    +14.23%   + 18.70%   + 20.73%
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COMPARATIVE INDICES(+)
                                       1 Year    3 Years    5 Years      Life*
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Average large cap growth fund+        -41.90%    + 4.92%   +  9.64%   +  9.84%
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Standard & Poor's 500 Stock Index#    -24.39%    + 7.14%   + 13.33%   + 13.10%
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Russell 1000 Growth Index#            -45.32%    + 2.67%   + 10.31%   + 10.57%
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  * For the period from the commencement of the fund's investment operations,
    January 2, 1996, through August 31, 2001. Index information is from
    January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                          22.3%
                HEALTH CARE                         17.5%
                FINANCIAL SERVICES                  14.5%
                LEISURE                             10.2%
                RETAILING                            7.4%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  2.8%                   MICROSOFT CORP.  2.1%
Fire protection, packaging, and electronic      Computer software and systems company
equipment manufacturer
                                                GENERAL ELECTRIC CO.  2.1%
AMERICAN INTERNATIONAL GROUP, INC.  2.6%        Diversified manufacturing and financial services
Insurance and financial services holding        conglomerate
company
                                                QUALCOMM, INC.  2.1%
VIACOM, INC.  2.3%                              Digital wireless telecommunications firm
Diversified media and entertainment company
                                                ELI LILLY & CO.  1.9%
PFIZER, INC.  2.2%                              Pharmaceutical company
Pharmaceutical products company
                                                CITIGROUP, INC.  1.8%
LOWE'S COS., INC.  2.1%                         Diversified financial services company
Home improvement retailer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 94.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.7%
  Aerospace - 0.9%
    General Dynamics Corp.                                               27,000             $  2,131,920
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Southwest Airlines Co.                                               30,000             $    536,700
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                                      36,300             $  1,815,000
--------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Harley-Davidson, Inc.                                                38,700             $  1,880,433
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.0%
    Bank America Corp.                                                   53,000             $  3,259,500
    Capital One Financial Corp.                                          24,100                1,340,201
                                                                                            ------------
                                                                                            $  4,599,701
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.4%
    Abbott Laboratories, Inc.                                            54,700             $  2,718,590
    Amgen, Inc.*                                                          9,200                  591,560
    Genentech, Inc.*                                                     10,200                  468,180
    Genzyme Corp.*                                                        6,200                  351,168
    Guidant Corp.*                                                       40,700                1,470,084
                                                                                            ------------
                                                                                            $  5,599,582
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Sun Microsystems, Inc.*                                              76,700             $    878,215
    Texas Instruments, Inc.                                              68,500                2,267,350
                                                                                            ------------
                                                                                            $  3,145,565
--------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Concord EFS, Inc.*                                                   13,500             $    708,345
    First Data Corp.                                                     19,300                1,270,905
    Sabre Holding Corp.*                                                  9,100                  383,838
    SunGard Data Systems, Inc.*                                          30,600                  723,690
                                                                                            ------------
                                                                                            $  3,086,778
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                                       20,800             $    881,920
    Cabot Corp.                                                          20,000                  807,400
    Ecolab, Inc.                                                         28,000                1,122,240
    Praxair, Inc.                                                        19,100                  899,037
                                                                                            ------------
                                                                                            $  3,710,597
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Affiliated Computer Services, Inc., "A"*                             20,000             $  1,635,400
    Dell Computer Corp.*                                                 51,300                1,096,794
    Lexmark International, Inc.*                                          4,500                  234,225
                                                                                            ------------
                                                                                            $  2,966,419
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Intuit, Inc.*                                                        32,000             $  1,208,960
    Microsoft Corp.*                                                     80,200                4,575,410
                                                                                            ------------
                                                                                            $  5,784,370
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                                           27,560             $    426,078
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.9%
    Citrix Systems, Inc.*                                                29,500             $    972,025
    Comverse Technology, Inc.*                                           39,800                1,000,572
    Extreme Networks, Inc.*                                              21,400                  341,758
    I2 Technologies, Inc.*                                               12,800                   85,248
    Oracle Corp.*                                                       109,000                1,330,890
    Peoplesoft, Inc.*                                                    34,100                1,175,768
    Rational Software Corp.*                                             62,400                  896,064
    VERITAS Software Corp.*                                              34,087                  978,979
                                                                                            ------------
                                                                                            $  6,781,304
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.4%
    Borders Group, Inc.*                                                 50,000             $  1,163,000
    Gillette Co.                                                        112,200                3,438,930
    Philip Morris Cos., Inc.                                             66,700                3,161,580
    Procter & Gamble Co.                                                 34,700                2,573,005
                                                                                            ------------
                                                                                            $ 10,336,515
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.3%
    General Electric Co.                                                111,400             $  4,565,172
    QLogic Corp.*                                                        26,600                  798,266
                                                                                            ------------
                                                                                            $  5,363,438
--------------------------------------------------------------------------------------------------------
  Electronics - 6.3%
    Analog Devices, Inc.*                                                66,960             $  3,199,349
    Electronics Boutique Holdings Corp.*                                 10,000                  416,500
    Flextronics International Ltd.*                                      91,500                2,007,510
    Intel Corp.                                                          44,000                1,230,240
    Intersil Holding Corp.*                                              50,000                1,876,500
    Lam Research Corp.*                                                  26,000                  736,060
    Linear Technology Corp.                                              17,400                  714,792
    LSI Logic Corp.*                                                     81,600                1,652,400
    Microchip Technology, Inc.*                                          35,900                1,281,271
    Micron Technology, Inc.*                                             21,100                  793,571
    Teradyne, Inc.*                                                      22,200                  727,716
                                                                                            ------------
                                                                                            $ 14,635,909
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.8%
    AOL Time Warner, Inc.*                                               86,650             $  3,236,378
    Blockbuster, Inc.                                                    25,000                  536,500
    Carnival Corp.                                                       20,000                  625,600
    Clear Channel Communications, Inc.*                                  75,400                3,790,358
    Gemstar-TV Guide International, Inc.*                                15,000                  444,900
    Viacom, Inc., "B"*                                                  116,068                4,921,283
                                                                                            ------------
                                                                                            $ 13,555,019
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.4%
    Citigroup, Inc.                                                      87,160             $  3,987,570
    Fannie Mae                                                           30,700                2,339,647
    Freddie Mac Corp.                                                    39,500                2,483,760
    Goldman Sachs Group, Inc.                                             8,300                  664,830
    Lehman Brothers Holdings, Inc.                                       14,700                  965,055
    Merrill Lynch & Co., Inc.                                            56,200                2,899,920
    Morgan Stanley Dean Witter & Co.                                     14,600                  778,910
    State Street Corp.                                                   16,400                  796,384
                                                                                            ------------
                                                                                            $ 14,916,076
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.9%
    Anheuser-Busch Cos., Inc.                                            26,400             $  1,136,256
    PepsiCo., Inc.                                                       68,000                3,196,000
                                                                                            ------------
                                                                                            $  4,332,256
--------------------------------------------------------------------------------------------------------
  Healthcare - 2.2%
    First Health Group Corp.*                                            80,000             $  2,240,000
    HCA, Inc.                                                            63,100                2,886,194
                                                                                            ------------
                                                                                            $  5,126,194
--------------------------------------------------------------------------------------------------------
  Insurance - 4.7%
    AFLAC, Inc.                                                          21,100             $    580,672
    Allstate Corp.                                                       40,000                1,357,200
    American International Group, Inc.                                   71,714                5,608,035
    CIGNA Corp.                                                           6,300                  567,000
    Gallagher (Authur J.) & Co.                                          29,700                  787,347
    Marsh & McLennan Cos., Inc.                                           6,400                  594,560
    St. Paul Cos., Inc.                                                  32,600                1,370,178
    Willis Group Holdings Ltd.*                                             960                   18,057
                                                                                            ------------
                                                                                            $ 10,883,049
--------------------------------------------------------------------------------------------------------
  Internet - 1.0%
    Openwave Systems, Inc.*                                              30,000             $    481,200
    VeriSign, Inc.*                                                      44,000                1,806,200
                                                                                            ------------
                                                                                            $  2,287,400
--------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Danaher Corp.                                                        40,700             $  2,261,699
--------------------------------------------------------------------------------------------------------
  Manufacturing - 1.6%
    American Standard Cos., Inc.*                                        10,000             $    698,500
    Illinois Tool Works, Inc.                                             7,400                  462,574
    Minnesota Mining & Manufacturing Co. (3M)                            24,600                2,560,860
                                                                                            ------------
                                                                                            $  3,721,934
--------------------------------------------------------------------------------------------------------
  Media - 0.8%
    Scripps (E.W.) Howard, Inc., "A"                                      9,900             $    647,955
    Westwood One, Inc.*                                                  40,000                1,140,000
                                                                                            ------------
                                                                                            $  1,787,955
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.0%
    American Home Products Corp.                                         50,650             $  2,836,400
    Applera Corp. - Applied Biosystems Group                              2,500                   62,525
    Baxter International, Inc.                                           49,300                2,543,880
    Forest Laboratories, Inc.*                                            3,100                  226,331
    Johnson & Johnson Co.                                                46,600                2,456,286
    Pfizer, Inc.                                                        126,542                4,847,824
    Schering Plough Corp.                                                27,100                1,033,323
                                                                                            ------------
                                                                                            $ 14,006,569
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.6%
    Cardinal Health, Inc.                                                14,150             $  1,032,101
    IMS Health, Inc.                                                     30,600                  814,572
    Laboratory Corp. of America Holdings*                                25,000                1,947,500
    McKesson Corp.                                                       56,500                2,217,625
                                                                                            ------------
                                                                                            $  6,011,798
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    Devon Energy Corp.                                                   19,700             $    911,519
    El Paso Corp.                                                        36,359                1,766,684
    Halliburton Co.                                                      40,000                1,114,400
    Schlumberger Ltd.                                                    22,900                1,122,100
                                                                                            ------------
                                                                                            $  4,914,703
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.2%
    Eli Lilly & Co.                                                      54,800             $  4,254,124
    Pharmacia Corp.                                                      16,400                  649,440
    Watson Pharmaceuticals, Inc.*                                         3,400                  190,740
                                                                                            ------------
                                                                                            $  5,094,304
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Valassis Communications, Inc.*                                       10,000             $    354,200
--------------------------------------------------------------------------------------------------------
  Railroad - 0.5%
    CSX Corp.                                                            34,000             $  1,201,560
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Starwood Hotels & Resorts Co.                                        15,500             $    524,675
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    CEC Entertainment, Inc.*                                             48,000             $  1,807,200
    McDonald's Corp.                                                     15,700                  471,471
                                                                                            ------------
                                                                                            $  2,278,671
--------------------------------------------------------------------------------------------------------
  Retail - 4.8%
    Costco Wholesale Corp.*                                              52,700             $  1,971,507
    CVS Corp.                                                            27,890                1,007,108
    Galyan's Trading Co.*                                                37,330                  447,960
    Lowe's Cos., Inc.                                                   125,200                4,657,440
    Target Corp.                                                         77,300                2,678,445
    Tiffany & Co.                                                        15,000                  467,250
                                                                                            ------------
                                                                                            $ 11,229,710
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.5%
    Kroger Co.*                                                          26,100             $    694,782
    Safeway, Inc.*                                                        8,760                  395,163
                                                                                            ------------
                                                                                            $  1,089,945
--------------------------------------------------------------------------------------------------------
  Telecommunications - 8.2%
    AT & T Wireless Services, Inc.*                                      29,900             $    463,450
    Adobe Systems, Inc.                                                  31,000                1,041,910
    Amdocs Ltd.*                                                         22,700                  869,410
    American Tower Corp., "A"*                                            7,520                  108,814
    Charter Communications, Inc., "A"*                                   94,700                1,912,940
    CIENA Corp.*                                                         12,500                  214,000
    Cisco Systems, Inc.*                                                144,900                2,366,217
    Comcast Corp., "A"*                                                  20,430                  748,351
    EchoStar Communications Corp.*                                       48,800                1,374,208
    Motorola, Inc.                                                       76,600                1,332,840
    NEXTEL Communications, Inc.*                                         50,000                  604,000
    QUALCOMM, Inc.*                                                      77,100                4,537,335
    Qwest Communications International, Inc.                              3,700                   79,550
    Sprint Corp. (PCS Group)*                                           140,260                3,503,695
                                                                                            ------------
                                                                                            $ 19,156,720
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    AES Corp.*                                                           58,200             $  1,927,584
    Calpine Corp.*                                                       78,600                2,595,372
                                                                                            ------------
                                                                                            $  4,522,956
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $202,057,702
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.3%
  Bermuda - 3.7%
    Accenture Ltd., "A" (Business Services)*                             26,000             $    387,400
    Tyco International Ltd. (Conglomerate)                              117,922                6,126,048
    XL Capital Ltd., "A" (Insurance)                                     24,400                2,025,200
                                                                                            ------------
                                                                                            $  8,538,648
--------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Celestica Inc. (Electronics)*                                        15,800             $    575,120
    Nortel Networks Corp. (Telecommunications)                           48,600                  304,236
                                                                                            ------------
                                                                                            $    879,356
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                                30,000             $    472,200
--------------------------------------------------------------------------------------------------------
  France - 1.2%
    ALSTOM (Transportation)                                              33,300             $    905,876
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   23,500                1,538,419
    STMicroelectronics N.V. (Electronics)                                14,000                  430,220
                                                                                            ------------
                                                                                            $  2,874,515
--------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*                                7,000             $    363,650
--------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              20,400             $    652,596
--------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)       69,360             $    900,293
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Diageo PLC (Food & Beverage Products)*                              201,000             $  2,027,813
    Reed International PLC (Publishing)                                  37,400                  329,539
                                                                                            ------------
                                                                                            $  2,357,352
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 17,038,610
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $228,032,101)                                                $219,096,312
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01                         $    459             $    458,859
    Citigroup, Inc., due 9/04/01                                          1,911                1,910,414
    General Electric Capital Corp., due 9/04/01                           4,704                4,702,557
    Prudential Funding Corp., due 9/04/01                                   773                  772,763
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $  7,844,593
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.2%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 8/31/01, due 9/04/01 total to be
      received $2,880,294 (secured by various U.S.
      Treasury and Government Agency obligations in a
      jointly traded account), at Cost                                 $  2,880             $  2,880,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $238,756,694)                                           $229,820,905

Other Assets, Less Liabilities - 1.4%                                                          3,340,403
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $233,161,308
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $238,756,694)            $229,820,905
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         9,873,750
  Cash                                                                      123
  Foreign currency, at value (identified cost, $100,078)                 99,990
  Receivable for fund shares sold                                     3,305,874
  Receivable for investments sold                                     4,808,970
  Interest and dividends receivable                                     127,342
                                                                   ------------
      Total assets                                                 $248,036,954
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    329,737
  Payable for investments purchased                                   4,661,592
  Collateral for securities loaned, at value                          9,873,750
  Payable to affiliates -
    Management fee                                                        4,883
    Distribution and service fee                                          4,159
  Accrued expenses and other liabilities                                  1,525
                                                                   ------------
      Total liabilities                                            $ 14,875,646
                                                                   ------------
Net assets                                                         $233,161,308
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $283,567,994
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (8,935,867)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (41,447,141)
  Accumulated net investment loss                                       (23,678)
                                                                   ------------
      Total                                                        $233,161,308
                                                                   ============
Shares of beneficial interest outstanding                           13,872,215
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $111,061,771 / 6,577,360 shares of
     beneficial interest outstanding)                                 $16.89
                                                                      ======
  Offering price per share (100 / 94.25) of net asset value
     per share)                                                       $17.92
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $68,839,271 / 4,118,090 shares of
     beneficial interest outstanding)                                 $16.72
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $45,879,086 / 2,742,780 shares of
     beneficial interest outstanding)                                 $16.73
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $7,381,180 / 433,985 shares of
     beneficial interest outstanding)                                 $17.01
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $    766,641
    Interest                                                            437,653
    Foreign taxes withheld                                               (7,450)
                                                                   ------------
      Total investment income                                      $  1,196,844
                                                                   ------------
  Expenses -
    Management fee                                                 $    942,227
    Trustees' compensation                                               35,620
    Shareholder servicing agent fee                                     125,635
    Distribution and service fee (Class A)                              186,708
    Distribution and service fee (Class B)                              362,559
    Distribution and service fee (Class C)                              267,856
    Administrative fee                                                   18,839
    Custodian fee                                                        48,855
    Printing                                                             37,745
    Postage                                                              34,070
    Auditing fees                                                        30,500
    Legal fees                                                            8,155
    Amortization of organization expenses                                   366
    Miscellaneous                                                       250,989
                                                                   ------------
      Total expenses                                               $  2,350,124
    Fees paid indirectly                                                (19,268)
    Reduction of expenses by investment adviser                         (69,068)
                                                                   ------------
      Net expenses                                                 $  2,261,788
                                                                   ------------
        Net investment loss                                        $ (1,064,944)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(40,748,211)
    Foreign currency transactions                                       (15,366)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(40,763,577)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(15,624,861)
    Translation of assets and liabilities in foreign currencies              14
                                                                   ------------
      Net unrealized loss on investments and foreign curency
        translation                                                $(15,624,847)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(56,388,424)
                                                                   ------------
          Decrease in net assets from operations                   $(57,453,368)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                       2001                      2000
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                               $ (1,064,944)             $   (129,533)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (40,763,577)                2,000,935
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (15,624,847)                5,538,982
                                                                    ------------              ------------
    Increase (decrease) in net assets from operations               $(57,453,368)             $  7,410,384
                                                                    ------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          $   (604,031)             $   (145,521)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                              (432,615)                     --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                              (285,941)                     --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (213,021)                 (817,825)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                     (280,228)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                     (200,703)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                     (132,657)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                      (98,827)                     --
                                                                    ------------              ------------
    Total distributions declared to shareholders                    $ (2,248,023)             $   (963,346)
                                                                    ------------              ------------
Net increase in net assets from fund share transactions             $257,001,609              $ 17,291,559
                                                                    ------------              ------------
    Total increase in net assets                                    $197,300,218              $ 23,738,597
Net assets:
  At beginning of year                                                35,861,090                12,122,493
                                                                    ------------              ------------
  At end of year (including accumulated net investment loss of
    $23,678 and $9,848, respectively)                               $233,161,308              $ 35,861,090
                                                                    ============              ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2001              2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $27.51            $19.46           $14.44           $15.82           $12.33
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.11)           $(0.16)          $  --            $(0.01)          $ 1.24
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (9.73)             9.75             7.34             1.26             3.93
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(9.84)           $ 9.59           $ 7.34           $ 1.25           $ 5.17
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $  --             $  --            $  --            $(1.20)          $  --
  From net realized gain on investments
    and foreign currency transactions             (0.53)            (1.54)           (2.32)           (1.43)           (1.68)
  In excess of net realized gain on
    investment and foreign currency
    transactions                                  (0.25)              --               --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.78)           $(1.54)          $(2.32)          $(2.63)          $(1.68)
                                                 ------            ------           ------           ------           ------
Net asset value - end of year                    $16.89            $27.51           $19.46           $14.44           $15.82
                                                 ======            ======           ======           ======           ======
Total return(+)                                  (36.57)%           51.38%           54.33%            8.75%           45.22%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.52%             1.25%            0.88%            0.89%            1.45%
  Net investment income (loss)                    (0.56)%           (0.69)%          (0.01)%          (0.03)%           9.12%
Portfolio turnover                                  283%              303%             240%             261%           1,043%
Net assets at end of year (000 Omitted)        $111,062           $10,833           $1,837           $1,495           $1,061

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, from January 2, 1996, through December 31, 1999, the investment adviser and the distributor voluntarily waived their fees and from January 2, 1996, through August 31, 1997, the shareholder servicing agent waived its fee. In addition, for the period ended August 31, 1996, subject to reimbursement by the fund, the investment adviser voluntarily agreed to pay all of the fund's operating expenses. In consideration, the fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment income (loss) and the ratios would have been:
        Net investment income (loss)             $(0.12)           $(0.39)          $(0.22)          $(0.17)          $ 1.06
        Ratios (to average net assets):
          Expenses##                               1.57%             2.20%            2.13%            2.15%            2.82%
          Net investment income (loss)            (0.61)%           (1.64)%          (1.26)%          (1.29)%           7.75%

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED          PERIOD ENDED
                                                                                 AUGUST 31,            AUGUST 31,
                                                                                       2001                 2000*
-----------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $27.41                $23.88
                                                                                     ------                ------
Income from investment operations# -
  Net investment loss(S)                                                             $(0.23)               $(0.28)
  Net realized and unrealized gain (loss) on investments and foreign currency        $(9.70)               $ 3.81
                                                                                     ------                ------
      Total from investment operations                                               $(9.93)               $ 3.53
                                                                                     ------                ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions            $(0.52)               $ --
  In excess of net realized gain on investment and foreign currency transactions      (0.24)                 --
                                                                                     ------                ------
      Total distributions declared to shareholders                                   $(0.76)               $ --
                                                                                     ------                ------
Net asset value - end of period                                                      $16.72                $27.41
                                                                                     ======                ======
Total return                                                                         (37.01)%               14.74%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                             2.17%                 2.15%+
  Net investment loss                                                                 (1.20)%               (1.51)%+
Portfolio turnover                                                                      283%                  303%
Net assets at end of period (000 Omitted)                                           $68,839                $8,795

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser fee not greater than
      0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                          $(0.24)               $(0.40)
        Ratios (to average net assets):
          Expenses##                                                                   2.22%                 2.85%+
          Net investment loss                                                         (1.25)%               (2.21)%+

 * For the period from the inception of Class B shares, December 31,1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED           PERIOD ENDED
                                                                                 AUGUST 31,             AUGUST 31,
                                                                                       2001                  2000*
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $27.43                $23.88
                                                                                     ------                ------

Income from investment operations# -
  Net investment loss(S)                                                             $(0.23)               $(0.27)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                 $(9.70)               $ 3.82
                                                                                     ------                ------
      Total from investment operations                                               $(9.93)               $ 3.55
                                                                                     ------                ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions            $(0.53)               $ --
  In excess of realized gain on investments and foreign currency transactions         (0.24)                 --
                                                                                     ------                ------
      Total distributions declared to shareholders                                   $(0.77)               $ --
                                                                                     ------                ------
Net asset value - end of period                                                      $16.73                $27.43
                                                                                     ======                ======
Total return                                                                         (36.99)%               14.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                             2.17%                 2.15%+
  Net investment loss                                                                 (1.20)%               (1.50)%+
Portfolio turnover                                                                      283%                  303%
Net assets at end of period (000 Omitted)                                           $45,879                $4,750

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser fee not greater than
      0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                          $(0.24)               $(0.39)
        Ratios (to average net assets):
          Expenses##                                                                   2.22%                 2.85%+
          Net investment loss                                                         (1.25)%               (2.22)%+

 * For the period from the inception of Class C shares, December 31,1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                              ---------------------------------------------------------           AUGUST 31,
                                                   2001            2000            1999            1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $27.63          $19.47          $14.46          $15.84               $12.99
                                                 ------          ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.03)         $(0.09)         $ --            $(0.01)              $ 1.50
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (9.80)           9.79            7.33            1.26                 1.35
                                                 ------          ------          ------          ------               ------
      Total from investment operations           $(9.83)         $ 9.70          $ 7.33          $ 1.25               $ 2.85
                                                 ------          ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                     $ --            $ --            $ --            $(1.20)              $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.54)          (1.54)          (2.32)          (1.43)                --
  In excess of net realized gain on
    investment and foreign currency
    transactions                                  (0.25)           --              --              --                   --
                                                 ------          ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(0.79)         $(1.54)         $(2.32)         $(2.63)              $ --
                                                 ------          ------          ------          ------               ------
Net asset value - end of period                  $17.01          $27.63          $19.47          $14.46               $15.84
                                                 ======          ======          ======          ======               ======
Total return                                     (36.39)%         51.77%          54.40%           8.82%               21.94%++
Ratios (to average net assets)/Supplemental data(S)
  Expenses##                                       1.15%           0.94%           0.71%           0.89%                1.48%+
  Net investment income (loss)                    (0.14)%         (0.37)%         (0.02)%         (0.06)%              14.08%+
Portfolio turnover                                  283%            303%            240%            261%               1,043%
Net assets at end of period (000 Omitted)        $7,381         $11,483         $10,285          $1,415               $1,695

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, the period ended August
      31, 1997, the shareholder servicing agent waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss) would have been:
        Net investment income (loss)             $(0.04)         $(0.39)         $(0.14)         $(0.13)              $ 1.40
        Ratios (to average net assets):
          Expenses##                               1.20%           1.84%           1.46%           1.65%                2.35%+
          Net investment inome (loss)            (0.19)%         (1.27)%         (0.77)%         (0.81)%              13.20%+

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $9,508,630. These loans were collateralized by cash of $9,873,750 which was invested in the following short-term obligations:

                                                  PRINCIPAL     AMORTIZED COST
                                                     AMOUNT          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     $9,873,750         $9,873,750
                                                                    ----------
Total investments of cash collateral for
  securities loaned                                                 $9,873,750
                                                                    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $11,338 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $7,930 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

During the year ended August 31, 2001, accumulated undistributed net investment income increased by $1,051,114, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $28,851 and paid-in capital decreased by $1,079,965 due to differences between book and tax accounting for currency transactions and net investment loss. This change had no effect on the net assets or net asset value per share.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $217,688 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2001, aggregate unreimbursed expenses amounted to $196,896.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,970 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $256,601 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,701 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,099 and $4,566 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $3,079, $44,415, and $10,400 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $577,773,111 and $334,055,683, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $248,984,202
                                                                 ------------
Gross unrealized depreciation                                    $(25,559,054)
Gross unrealized appreciation                                       6,395,757
                                                                 ------------
    Net unrealized depreciation                                  $(19,163,297)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED AUGUST 31, 2001       YEAR ENDED AUGUST 31, 2000
                                         -----------------------------      ---------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               7,671,125       $154,790,909        340,788      $  8,729,096
Shares issued to shareholders in
  reinvestment of distributions              35,158            843,197          6,644           145,502
Shares reacquired                        (1,522,669)       (30,076,512)       (48,085)       (1,224,241)
                                         ----------       ------------      ---------      ------------
    Net increase                          6,183,614       $125,557,594        299,347      $  7,650,357
                                         ==========       ============      =========      ============

Class B shares
                                            YEAR ENDED AUGUST 31, 2001    PERIOD ENDED AUGUST 31, 2000*
                                         -----------------------------    -----------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               4,065,563       $ 82,519,283        351,793      $  8,923,698
Shares issued to shareholders in
  reinvestment of distributions              24,680            582,932          --               --
Shares reacquired                          (293,057)        (5,851,483)       (30,889)         (796,930)
                                         ----------       ------------      ---------      ------------
    Net increase                          3,797,186       $ 77,250,732        320,904      $  8,126,768
                                         ==========       ============      =========      ============

Class C shares
                                            YEAR ENDED AUGUST 31, 2001    PERIOD ENDED AUGUST 31, 2000*
                                         -----------------------------    -----------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               2,862,572       $ 59,495,722        183,813      $  4,705,282
Shares issued to shareholders in
  reinvestment of distributions              16,613            394,287          --               --
Shares reacquired                          (309,599)        (6,111,684)       (10,619)         (278,520)
                                         ----------       ------------      ---------      ------------
    Net increase                          2,569,586       $ 53,778,325        173,194      $  4,426,762
                                         ==========       ============      =========      ============

Class I shares
                                            YEAR ENDED AUGUST 31, 2001       YEAR ENDED AUGUST 31, 2000
                                         -----------------------------      ---------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  95,911       $  2,206,948        524,920      $ 13,602,432
Shares issued to shareholders in
  reinvestment of distributions              13,070            311,848         37,275           817,825
Shares reacquired                           (90,530)        (2,103,838)      (674,965)      (17,332,585)
                                         ----------       ------------      ---------      ------------
    Net increase (decrease)                  18,451       $    414,958       (112,770)     $ (2,912,328)
                                         ==========       ============      =========      ============

* For the period of inception of Class B and Class C shares, December 31, 1999, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,588 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $858,493 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.
-------------------------------------------------------------------------------

MFS(R) CORE GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President and Director,                             For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from
Massachusetts Financial Services Company                 8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free: 1-
                                                         800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
Stephen Pesek*

TREASURER                                                WORLD WIDE WEB
James O. Yost*                                           www.mfs.com

+ Independent Trustee
* MFS Investment Management

MFS(R) CORE GROWTH FUND                                         -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MCG-2 10/01  31M  92/292/392/892